UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 11, 2020

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56016	83-3492907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4460 Old Dixie Highway

Grant, Florida 32949

(Address of principal executive office, including zip code)

Telephone: (833) 452-4825

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 11, 2020, Kaival Brands Innovations Group, Inc., a Delaware corporation (the “Company”), entered into a non-exclusive sub-distribution agreement (the “Sub-Distribution Agreement”) with Colonial Wholesale Distributing, Inc., a Florida corporation (“Colonial”), whereby the Company appointed Colonial as a non-exclusive sub-distributor of electronic nicotine delivery systems and related components (the “Products”) to non-retail customers. The Sub-Distribution Agreement was entered into in connection with that certain exclusive distribution agreement, dated March 9, 2020 (the “Distribution Agreement”), between the Company and Bidi Vapor, LLC, a Florida limited liability company (“Bidi”), pursuant to which Bidi granted to the Company an exclusive worldwide right to distribute the Products for sale and resale to both retail and non-retail level customers.

Pursuant to the Sub-Distribution Agreement, Colonial will purchase for resale Products in such quantities as it should need to properly service the market comprised of non-retail customers (the “Authorized Customers”) within the continental United States (the “Territory”). The Company will be free to sell Products to any non-retail customers within the Territory and any other customers and Colonial will not directly sell Products to any retail customers or to any non-retail customers outside the Territory.

Colonial will promote, market, sell, and distribute the Products to Authorized Customers. The Company will be solely responsible for providing Colonial with all branding, logos, and marketing materials to be used in connection with the promotion and marketing of the Products. In marketing and promoting the Products, Colonial will designate the Products by their correct names and identify them as Products of Bidi being marketed by Colonial as an independent distributor. Colonial will perform the marketing and promotion of the Products at its own expense and will be responsible for all expenses incurred by it in connection with its obligations under the Sub-Distribution Agreement, including the salaries or other compensation for its personnel, costs and expenses associated with establishing and maintaining its sales organization and offices, and marketing, advertising, and promotion expenses.

Colonial will also process all sales made to Authorized Customers under the Sub-Distribution Agreement at its own expense. The Company will establish and maintain minimum pricing for all sales of the Products and Colonial will not sell Products below such prices as established by the Company. Each order for the purchase of Products must be submitted by Colonial to the Company for approval. After approval and upon shipment of each order to Colonial or the Authorized Customer, the Company will provide Colonial with an invoice for the Products. The Company will be responsible for shipping orders of Products to Colonial or to Authorized Customers at its own expense.

Pursuant to the Sub-Distribution Agreement, the Company granted to Colonial a revocable, sublicensable, non-transferable, non-exclusive, limited license to use Bidi’s logos, trademarks, and trade names, together with all branding and marketing materials created by or on behalf of Bidi in connection with the Products (the “Intellectual Property”), solely in connection with the marketing, advertisement, and sale of the Products to Authorized Customers. The Intellectual Property will remain the sole and exclusive property of Bidi and/or the Company, as applicable, and the license will immediately terminate upon the expiration or termination of the Sub-Distribution Agreement. Colonial also granted the Company a non-exclusive, royalty-free license to use Colonial’s logos, trademarks, and trade names (“Colonial’s Marks”) on the Company’s web sites and marketing materials. Colonial’s Marks will remain the sole and exclusive property of Colonial and the Company’s license will immediately terminate upon the expiration or termination of the Sub-Distribution Agreement.

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The Sub-Distribution Agreement has a term of one year and automatically renews for successive one-year terms, unless either party provides the other party with written notice of its intention not to renew at least sixty (60) days prior to the expiration of the then-current term. Either party is entitled to terminate the Sub-Distribution Agreement at any time in the event of material breach by the other party that remains uncured after thirty (30) calendar days following written notice thereof. In such event, termination is effective immediately and automatically upon the expiration of the applicable notice period, without further notice or action by either party. Either party may terminate the Sub-Distribution Agreement and any outstanding purchase orders immediately, at its option, upon written notice if the other party (i) becomes or is declared insolvent or bankrupt, (ii) is the subject of a voluntary or involuntary bankruptcy or other proceeding related to its liquidation or solvency, which proceeding is not dismissed within sixty (60) calendar days after its filing, (iii) ceases to do business in the normal course, or (iv) makes an assignment for the benefit of creditors. The Company is also entitled to terminate the Sub-Distribution Agreement at any time upon written notice to Colonial if Colonial fails to satisfy its minimum purchase obligations as follows: (y) purchase of not less than 500,000 units of Products from the Company on or before April 30, 2020, and (z) purchase of not less than 1,000,000 units of Products from the Company during each subsequent fiscal quarter during the balance of the term of the Sub-Distribution Agreement. . In the event the Distribution Agreement expires or is otherwise terminated, the Sub-Distribution Agreement will automatically terminate.

The above description of the Sub-Distribution Agreement does not purport to be complete and is qualified in its entirety by the full text of such Sub-Distribution Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On April 13, 2020, the Company issued a press release announcing its entry into the Sub-Distribution Agreement as described above under Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”).

The information in Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

FORWARD LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could provide to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

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ITEM 9.01 FINANCIAL STATEMENTS

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1*	Non-Exclusive Sub-Distribution Agreement by and between Kaival Brands Innovations Group, Inc. and Colonial Wholesale Distributing Inc., dated April 11, 2020.
99.1	Press Release dated April 13, 2020.

*Schedules and Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any Schedule or Exhibit so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Kaival Brands Innovations Group, Inc.

By:	/s/ NirajKumar Patel
Nirajkumar Patel Chief Executive Officer, Chief Financial Officer, and a Director

Date:  April 13, 2020

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